UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2022
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2022, the Board of Directors (the “Board”) of Southern States Bancshares, Inc. (the “Company”), following the approval and recommendation of the Compensation Committee of the Board (the “Compensation Committee”) adopted a proposed amendment (the “Amendment”) to the Southern States Bancshares, Inc. 2017 Incentive Stock Compensation Plan, as amended (the “Plan”) in order to allow the Company to make grants of restricted stock units (“Restricted Stock Units”), in addition to options and restricted stock under the Plan.

The Compensation Committee and Board also approved an Executive Deferred Restricted Stock Unit Plan (the “Deferred Plan”). The Deferred Plan will allow the Company to make contributions of Restricted Stock Units for the benefit of select participants. The Restricted Stock Units will be held under the Deferred Plan and only distributed upon the occurrence of certain events, including a separation prior to retirement, separation of service after qualifying for retirement, change of control, and upon death (to designated beneficiaries), in each case subject to certain vesting conditions and tax withholding.

The Compensation Committee and the Board also approved a Form of Restricted Stock Unit Agreement (the “Form of Restricted Stock Unit Agreement”) to be used for awards of Restricted Stock Units to be issued under the Deferred Plan.

The Amendment, Deferred Plan and Form of Restricted Stock Unit Agreement described above are summaries. The full text of the Amendment, Deferred Plan and Form of Restricted Stock Unit Agreement will be filed as exhibits to a Current Report or amendment thereto on Form 8-K, Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and the descriptions above are qualified in their entirety by reference to the full text of such documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer